EXHIBIT 23


               Consent of Ernst & Young LLP, Independent Auditors
               --------------------------------------------------


           We consent to the incorporation by reference in this Annual Report (Form 10-K) of Allegheny and Western Railway Company of our report dated January 30, 1998, with respect to the consolidated financial statements of CSX Transportation, Inc. included in its Annual Report (Form 10-K) for the year ended December 26, 1997, filed with the Securities and Exchange Commission.



                                                   /s/ ERNST & YOUNG LLP
                                                   ---------------------
                                                   Ernst & Young LLP

Richmond, Virginia
March 16, 1998